SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 2, 2005	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2005, Radio One, Inc. announced certain financial and operating results it expects to report for the fourth quarter of 2004. These results are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 8.01. Other Events.

On February 2, 2005, Radio One, Inc. announced its intention to issue $200.0 million of ten-year senior subordinated notes pursuant to an exemption from registration under the Securities Act of 1933. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit Number	Description of Exhibit
99.1	Press release dated February 2, 2005: Radio One, Inc. Announces Intention to Issue $200 Million of Senior Subordinated Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

/s/ Scott R. Royster
February 2, 2005	Scott R. Royster Executive Vice President and Chief Financial Officer (Principal Accounting Officer)